Exhibit 24.4

Date     June 27, 2012

Parties

Toula Panagiotou of 91 Mulyan Street, Como, New South Wales 2226, Australia (Grantor)

1	Definitions

In this document:

Attorney means each of:

(a)	Steven R. Lacy of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America; and

(b)	Leroy M. Ball, Jr. of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America.

Companies means Continental Carbon Australia Pty Ltd ACN 000 486 966, Koppers Australia Holding Company Pty Limited ACN 104 645 301, Koppers Australia Pty Limited ACN 000 566 629, Koppers Carbon Materials & Chemicals Pty Ltd ACN 003 947 699 and Koppers Wood Products Pty Ltd ACN 003 947 680 together and each a Company.

Holdings means Koppers Holdings Inc.

including means, including without limitation.

Koppers means Koppers Inc.

Registration Statement means the automatically effective shelf registration statement under the Securities Act on Form S-3 to register the offering, on a delayed or continuous basis of an indeterminate amount of certain securities of Holdings and Koppers and guarantees by each of the Companies and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings and Koppers.

SEC means the US Securities and Exchange Commission.

Securities Act means the US Securities Act of 1933, as amended.

2	Appointment

The Grantor appoints each Attorney, jointly and severally, the attorney of the Grantor with power on behalf of the Grantor in his capacity as a secretary of each Company to:

(a)	do any and all acts and things (including, execute and deliver any documents) the Attorney deems necessary or desirable to enable the relevant Company to comply with the Securities Act, and any rules, regulations, and requirements of the SEC, in connection with the Registration Statement; and

(b)	without limiting clause 2(a), sign on behalf of the Grantor in his capacity as a secretary of the relevant Company the Registration Statement and any and all amendments to that document (including post-effective amendments, whether pursuant to Rule 462(b) of the Securities Act or otherwise).

3	Exercise of power

An Attorney may:

(a)	exercise a power under this document in the name of the Grantor or in the name of the Attorney and as the act of the Grantor;

(b)	exercise a power under this document unconditionally or subject to any conditions that the Attorney thinks fit;

(c)	appoint one or more substitute attorneys to exercise any of the Attorney’s powers and revoke or suspend any appointment; and

(d)	exercise a power notwithstanding that the exercise of the power constitutes a conflict of interest or confers a benefit on any Attorney.

4	Representation

The exercise by an Attorney of any power under this document does not constitute a representation or warranty by the Attorney (or any firm or company of which the Attorney is a partner, officer or employee, as the case may be) as to the validity, enforceability, registrability or adequacy of this document or the Registration Statement.

5	Ratification

The Grantor ratifies and confirms everything an Attorney lawfully does on behalf of the Grantor under this document.

6	Revocation

An Attorney’s powers will remain in force until written notice of its revocation is actually received by that Attorney but without prejudice to the validity of any act of that Attorney done before that date, and any person dealing with an Attorney or the Grantor in good faith may assume without enquiry that this document has not been revoked.

7	Governing law

This document is governed by and is to be construed in accordance with the laws applicable in New South Wales.

8	Non-execution

This document will be effective and binding upon the Grantor from the date of execution.

Executed as a deed poll in Sydney, NSW.

Signed by Toula Panagiotou in the	)
presence of:	)

/s/ Toula Panagiotou
Date: June 27, 2012

/s/ Kerry Forrest
Witness

Kerry Forrest
Name of witness (print)

Date     June 27, 2012

Parties

Mark R. McCormack of 21 Banks Street, Maroubra, New South Wales 2035, Australia (Grantor)

1	Definitions

In this document:

Attorney means each of:

(a)	Steven R Lacy of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America; and

(b)	Leroy M Ball of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America.

Companies means Continental Carbon Australia Pty Ltd ACN 000 486 966, Koppers Australia Holding Company Pty Limited ACN 104 645 301, Koppers Australia Pty Limited ACN 000 566 629, Koppers Carbon Materials & Chemicals Pty Ltd ACN 003 947 699 and Koppers Wood Products Pty Ltd ACN 003 947 680 together and each a Company.

Holdings means Koppers Holdings Inc.

including means, including without limitation.

Koppers means Koppers Inc.

Registration Statement means the automatically effective shelf registration statement under the Securities Act on Form S-3 to register the offering, on a delayed or continuous basis of an indeterminate amount of certain securities of Holdings and Koppers and guarantees by each of the Companies and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings and Koppers.

SEC means the US Securities and Exchange Commission.

Securities Act means the US Securities Act of 1933, as amended.

2	Appointment

The Grantor appoints each Attorney, jointly and severally, the attorney of the Grantor with power on behalf of the Grantor in his capacity as a director of each Company to:

(a)	do any and all acts and things (including, execute and deliver any documents) the Attorney deems necessary or desirable to enable the relevant Company to comply with the Securities Act, and any rules, regulations, and requirements of the SEC, in connection with the Registration Statement; and

(b)	without limiting clause 2(a), sign on behalf of the Grantor in his capacity as a director of the relevant Company the Registration Statement and any and all amendments to that document (including post-effective amendments, whether pursuant to Rule 462(b) of the Securities Act or otherwise).

3	Exercise of power

An Attorney may:

(a)	exercise a power under this document in the name of the Grantor or in the name of the Attorney and as the act of the Grantor;

(b)	exercise a power under this document unconditionally or subject to any conditions that the Attorney thinks fit;

(c)	appoint one or more substitute attorneys to exercise any of the Attorney’s powers and revoke or suspend any appointment; and

(d)	exercise a power notwithstanding that the exercise of the power constitutes a conflict of interest or confers a benefit on any Attorney.

4	Representation

The exercise by an Attorney of any power under this document does not constitute a representation or warranty by the Attorney (or any firm or company of which the Attorney is a partner, officer or employee, as the case may be) as to the validity, enforceability, registrability or adequacy of this document or the Registration Statement.

5	Ratification

The Grantor ratifies and confirms everything an Attorney lawfully does on behalf of the Grantor under this document.

6	Revocation

An Attorney’s powers will remain in force until written notice of its revocation is actually received by that Attorney but without prejudice to the validity of any act of that Attorney done before that date, and any person dealing with an Attorney or the Grantor in good faith may assume without enquiry that this document has not been revoked.

7	Governing law

This document is governed by and is to be construed in accordance with the laws applicable in New South Wales.

8	Non-execution

This document will be effective and binding upon the Grantor from the date of execution.

Executed as a deed poll in Sydney, NSW.

Signed by Mark R. McCormack in the	)
presence of:	)

/s/ Mark R. McCormack
Date: June 27, 2012

/s/ Susan Redgate
Witness

Susan Redgate
Name of witness (print)

Date     June 27, 2012

Parties

Steven R. Lacy of 229 Snowberry Circle, Ventia, Pennsylvania 15367, United States of America (Grantor)

1	Definitions

In this document:

Attorney means Leroy M. Ball, Jr. of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America.

Company means Koppers Australia Holding Company Pty Limited 104 645 301.

Holdings means Koppers Holdings Inc.

including means, including without limitation.

Koppers means Koppers Inc.

Registration Statement means the automatically effective shelf registration statement under the Securities Act on Form S-3 to register the offering, on a delayed or continuous basis of an indeterminate amount of certain securities of Holdings and Koppers and guarantees by the Company and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings and Koppers.

SEC means the US Securities and Exchange Commission.

Securities Act means the US Securities Act of 1933, as amended.

2	Appointment

The Grantor appoints the Attorney, the attorney of the Grantor with power on behalf of the Grantor in his capacity as a director the Company to:

(a)	do any and all acts and things (including, execute and deliver any documents) the Attorney deems necessary or desirable to enable the Company to comply with the Securities Act, and any rules, regulations, and requirements of the SEC, in connection with the Registration Statement; and

(b)	without limiting clause 2(a), sign on behalf of the Grantor in his capacity as a director of the Company the Registration Statement and any and all

amendments to that document (including post-effective amendments, whether pursuant to Rule 462(b) of the Securities Act or otherwise).

3	Exercise of power

The Attorney may:

(a)	exercise a power under this document in the name of the Grantor or in the name of the Attorney and as the act of the Grantor;

(b)	exercise a power under this document unconditionally or subject to any conditions that the Attorney thinks fit;

(c)	appoint one or more substitute attorneys to exercise the Attorney’s powers and revoke or suspend any appointment; and

(d)	exercise a power notwithstanding that the exercise of the power constitutes a conflict of interest or confers a benefit on the Attorney.

4	Representation

The exercise by the Attorney of any power under this document does not constitute a representation or warranty by the Attorney (or any firm or company of which the Attorney is a partner, officer or employee, as the case may be) as to the validity, enforceability, registrability or adequacy of this document or the Registration Statement.

5	Ratification

The Grantor ratifies and confirms everything the Attorney lawfully does on behalf of the Grantor under this document.

6	Revocation

The Attorney’s powers will remain in force until written notice of its revocation is actually received by the Attorney but without prejudice to the validity of any act of the Attorney done before that date, and any person dealing with the Attorney or the Grantor in good faith may assume without enquiry that this document has not been revoked.

7	Governing law

This document is governed by and is to be construed in accordance with the laws applicable in New South Wales.

8	Non-execution

This document will be effective and binding upon the Grantor from the date of execution.

Executed as a deed poll in Pittsburgh, Pennsylvania.

Signed by Steven R. Lacy in the	)
presence of:	)
/s/ Steven R. Lacy
Date: June 27, 2012
/s/ Stephanie Apostolou
Witness

Stephanie Apostolou
Name of witness (print)

Date    June 27, 2012

Parties

Brian H. McCurrie of 1497 Zenith Court, Pittsburgh, Pennsylvania 15241-3126 United States of America (Grantor)

1	Definitions

In this document:

Attorney means each of:

(a)	Steven R Lacy of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America; and

(b)	Leroy M Ball of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America.

Companies means Continental Carbon Australia Pty Ltd ACN 000 486 966, Koppers Australia Holding Company Pty Limited ACN 104 645 301, Koppers Australia Pty Limited ACN 000 566 629, Koppers Carbon Materials & Chemicals Pty Ltd ACN 003 947 699 and Koppers Wood Products Pty Ltd ACN 003 947 680 together and each a Company.

Holdings means Koppers Holdings Inc.

including means, including without limitation.

Koppers means Koppers Inc.

Registration Statement means the automatically effective shelf registration statement under the Securities Act on Form S-3 to register the offering, on a delayed or continuous basis of an indeterminate amount of certain securities of Holdings and Koppers and guarantees by each of the Companies and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings and Koppers.

SEC means the US Securities and Exchange Commission.

Securities Act means the US Securities Act of 1933, as amended.

2	Appointment

The Grantor appoints each Attorney, jointly and severally, the attorney of the Grantor with power on behalf of the Grantor in his capacity as a director of each Company to:

(a)	do any and all acts and things (including, execute and deliver any documents) the Attorney deems necessary or desirable to enable the relevant Company to comply with the Securities Act, and any rules, regulations, and requirements of the SEC, in connection with the Registration Statement; and

(b)	without limiting clause 2(a), sign on behalf of the Grantor in his capacity as a director of the relevant Company the Registration Statement and any and all amendments to that document (including post-effective amendments, whether pursuant to Rule 462(b) of the Securities Act or otherwise).

3	Exercise of power

An Attorney may:

(a)	exercise a power under this document in the name of the Grantor or in the name of the Attorney and as the act of the Grantor;

(b)	exercise a power under this document unconditionally or subject to any conditions that the Attorney thinks fit;

(c)	appoint one or more substitute attorneys to exercise any of the Attorney’s powers and revoke or suspend any appointment; and

(d)	exercise a power notwithstanding that the exercise of the power constitutes a conflict of interest or confers a benefit on any Attorney.

4	Representation

The exercise by an Attorney of any power under this document does not constitute a representation or warranty by the Attorney (or any firm or company of which the Attorney is a partner, officer or employee, as the case may be) as to the validity, enforceability, registrability or adequacy of this document or the Registration Statement.

5	Ratification

The Grantor ratifies and confirms everything an Attorney lawfully does on behalf of the Grantor under this document.

6	Revocation

An Attorney’s powers will remain in force until written notice of its revocation is actually received by that Attorney but without prejudice to the validity of any act of that Attorney done before that date, and any person dealing with an Attorney or the Grantor in good faith may assume without enquiry that this document has not been revoked.

7	Governing law

This document is governed by and is to be construed in accordance with the laws applicable in New South Wales.

8	Non-execution

This document will be effective and binding upon the Grantor from the date of execution.

Executed as a deed poll in Pittsburgh, Pennsylvania.

Signed by Brian H. McCurrie in the	)
presence of:	)
/s/ Brian H. McCurrie
Date: June 27, 2012
/s/ Stephanie Apostolou
Witness

Stephanie Apostolou
Name of witness (print)

Date     June 27, 2012

Parties

Leroy M. Ball, Jr. of 142 Rosewood Drive, Aliquippa, Pennsylvania 15219, United States of America (Grantor)

1	Definitions

In this document:

Attorney means Steven R Lacy of 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, United States of America; and

Companies means Continental Carbon Australia Pty Ltd ACN 000 486 966, Koppers Australia Holding Company Pty Limited ACN 104 645 301, Koppers Australia Pty Limited ACN 000 566 629, Koppers Carbon Materials & Chemicals Pty Ltd ACN 003 947 699 and Koppers Wood Products Pty Ltd ACN 003 947 680 together and each a Company.

Holdings means Koppers Holdings Inc.

including means, including without limitation.

Koppers means Koppers Inc.

Registration Statement means the automatically effective shelf registration statement under the Securities Act on Form S-3 to register the offering, on a delayed or continuous basis of an indeterminate amount of certain securities of Holdings and Koppers and guarantees by each of the Companies and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings and Koppers.

SEC means the US Securities and Exchange Commission.

Securities Act means the US Securities Act of 1933, as amended.

2	Appointment

The Grantor appoints the Attorney, the attorney of the Grantor with power on behalf of the Grantor in his capacity as a director of each Company to:

(a)	do any and all acts and things (including, execute and deliver any documents) the Attorney deems necessary or desirable to enable the relevant Company to comply with the Securities Act, and any rules, regulations, and requirements of the SEC, in connection with the Registration Statement; and

(b)	without limiting clause 2(a), sign on behalf of the Grantor in his capacity as a director of the relevant Company the Registration Statement and any and all amendments to that document (including post-effective amendments, whether pursuant to Rule 462(b) of the Securities Act or otherwise).

3	Exercise of power

The Attorney may:

(a)	exercise a power under this document in the name of the Grantor or in the name of the Attorney and as the act of the Grantor;

(b)	exercise a power under this document unconditionally or subject to any conditions that the Attorney thinks fit;

(c)	appoint one or more substitute attorneys to exercise the of the Attorney’s powers and revoke or suspend any appointment; and

(d)	exercise a power notwithstanding that the exercise of the power constitutes a conflict of interest or confers a benefit on the Attorney.

4	Representation

The exercise by the Attorney of any power under this document does not constitute a representation or warranty by the Attorney (or any firm or company of which the Attorney is a partner, officer or employee, as the case may be) as to the validity, enforceability, registrability or adequacy of this document or the Registration Statement.

5	Ratification

The Grantor ratifies and confirms everything the Attorney lawfully does on behalf of the Grantor under this document.

6	Revocation

The Attorney’s powers will remain in force until written notice of its revocation is actually received by the Attorney but without prejudice to the validity of any act of the Attorney done before that date, and any person dealing with the Attorney or the Grantor in good faith may assume without enquiry that this document has not been revoked.

7	Governing law

This document is governed by and is to be construed in accordance with the laws applicable in New South Wales.

8	Non-execution

This document will be effective and binding upon the Grantor from the date of execution.

Executed as a deed poll in Pittsburgh, Pennsylvania.

Signed by Leroy M. Ball, Jr. in the	)
presence of:	)
/s/ Leroy M. Ball, Jr.
Date: June 27, 2012
/s/ Stephanie Apostolou
Witness

Stephanie Apostolou
Name of witness (print)

POWER OF ATTORNEY

Each of the undersigned management board member, board members and directors of Koppers Denmark ApS a company registered under the Laws of Denmark in the Danish Business Authority under company no. 11000738 do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as board members of the company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign on behalf of the Company in the name of the Company, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pittsburgh on 27 of June 2012	Uithoorn on 27 of June 2012

/s/ Walter William Turner	/s/ Donald E. Evans
Walter William Turner	Donald E. Evans

Pittsburgh on 27 of June 2012	Pittsburgh on 27 of June 2012

/s/ Leroy M. Ball, Jr.	/s/ Brian H. McCurrie
Leroy M. Ball, Jr.	Brian H. McCurrie

Nyborg on 27 of June 2012	Nyborg on 27 of June 2012

/s/ Benny Hansen	/s/ Marianne Hausberger Nielsen
Benny Hansen	Marianne Hausberger Nielsen

Odense on 27 of June 2012

/s/ Kent Bo Svensen
Kent Bo Svendsen

POWER OF ATTORNEY

Each of the undersigned management board member, board members and directors of Koppers Europe ApS a company registered under the Laws of Denmark in the Danish Business Authority under company no. 25301927 do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as board members of the company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign on behalf of the Company in the name of the Company, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pittsburgh on 27 of June 2012	Uithoorn on 27 of June 2012

/s/ Walter William Turner	/s/ Donald E. Evans
Walter William Turner	Donald E. Evans

Pittsburgh on 27 of June 2012	Pittsburgh on 27 of June 2012

/s/ Leroy M. Ball, Jr.	/s/ Brian H. McCurrie
Leroy M. Ball, Jr.	Brian H. McCurrie

Nyborg on 27 of June 2012	Nyborg on 27 of June 2012

/s/ Christian Arndal Nielsen	/s/ Kent Bo Svensen
Christian Arndal Nielsen	Kent Bo Svendsen

POWER OF ATTORNEY

Each of the undersigned management board member, board members and directors of Koppers European Holdings ApS a company registered under the Laws of Denmark in the Danish Business Authority under company no. 17558595 do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as board members of the company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign on behalf of the Company in the name of the Company, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pittsburgh on 27 of June 2012	Uithoorn on 27 of June 2012

/s/ Walter William Turner	/s/ Donald E. Evans
Walter William Turner	Donald E. Evans

Pittsburgh on 27 of June 2012	Pittsburgh on 27 of June 2012

/s/ Leroy M. Ball, Jr.	/s/ Brian H. McCurrie
Leroy M. Ball, Jr.	Brian H. McCurrie

Nyborg on 27 of June 2012	Nyborg on 27 of June 2012

/s/ Christian Arndal Nielsen	/s/ Kent Bo Svensen
Christian Arndal Nielsen	Kent Bo Svendsen

POWER OF ATTORNEY

Each of the undersigned management board member, board members and directors of Koppers Tar Tech International ApS a company registered under the Laws of Denmark in the Danish Business Authority under company no. 12946538 do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as board members of the company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign on behalf of the Company in the name of the Company, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pittsburgh on 27 of June 2012	Uithoorn on 27 of June 2012

/s/ Walter William Turner	/s/ Donald E. Evans
Walter William Turner	Donald E. Evans

Pittsburgh on 27 of June 2012	Pittsburgh on 27 of June 2012

/s/ Leroy M. Ball, Jr.	/s/ Brian H. McCurrie
Leroy M. Ball, Jr.	Brian H. McCurrie

Nyborg on 27 of June 2012	Odense on 27 of June 2012

/s/ Christian Arndal Nielsen	/s/ Kent Bo Svensen
Christian Arndal Nielsen	Kent Bo Svendsen

21

PROXY

THE UNDERSIGNED, being a member of the Board of Managers of Koppers Luxembourg S.à r.l., a société à responsabilité limitée, organized under the laws of the Grand Duchy of Luxembourg with registered address at 46A, Avenue John F. Kennedy, L—1855 Luxembourg, a corporate capital of USD 19,950.00, and registered in the Luxembourg Register of Companies under the number B 106545 (the “Company”), do hereby constitute and appoint,

Mr. Steven R. Lacy

and

Mr. Leroy M. Ball,

or either of them, as true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 (b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

This proxy is governed by the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with the due performance of the power of attorney will be settled by the relevant courts of the City of Luxembourg. This proxy will expire if the general meeting of the shareholder of the Company with the above agenda shall not have been held ultimately on November 30, 2012.

The attorney will provide to the Company with a copy of any document signed in virtue of the present power of attorney, soon as soon as reasonably practicable.

/s/ Bradley Pearce

Manager A: Mr. Bradley Pearce Date /Place: June 27, 2012 /Pittsburgh, Pennsylvania

PROXY

THE UNDERSIGNED, being a member of the Board of Managers of Koppers Luxembourg S.à r.l., a société à responsabilité limitée, organized under the laws of the Grand Duchy of Luxembourg with registered address at 46A, Avenue John F. Kennedy, L—1855 Luxembourg, a corporate capital of USD 19,950.00, and registered in the Luxembourg Register of Companies under the number B 106545 (the “Company”), do hereby constitute and appoint,

Mr. Steven R. Lacy

and

Mr. Leroy M. Ball,

or either of them, as true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 (b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

This proxy is governed by the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with the due performance of the power of attorney will be settled by the relevant courts of the City of Luxembourg. This proxy will expire if the general meeting of the shareholder of the Company with the above agenda shall not have been held ultimately on November 30, 2012.

The attorney will provide to the Company with a copy of any document signed in virtue of the present power of attorney, soon as soon as reasonably practicable.

/s/ Louann E. Tronsberg-Deihle

Manager A: Mrs. Louann Tronsberg-Deihle Date /Place: June 27, 2012 / Pittsburgh, Pennsylvania

PROXY

THE UNDERSIGNED, being a member of the Board of Managers of Koppers Luxembourg S.à r.l., a société à responsabilité limitée, organized under the laws of the Grand Duchy of Luxembourg with registered address at 46A, Avenue John F. Kennedy, L—1855 Luxembourg, a corporate capital of USD 19,950.00, and registered in the Luxembourg Register of Companies under the number B 106545 (the “Company”), do hereby constitute and appoint,

Mr. Steven R. Lacy

and

Mr. Leroy M. Ball,

or either of them, as true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 (b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

This proxy is governed by the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with the due performance of the power of attorney will be settled by the relevant courts of the City of Luxembourg. This proxy will expire if the general meeting of the shareholder of the Company with the above agenda shall not have been held ultimately on November 30, 2012.

The attorney will provide to the Company with a copy of any document signed in virtue of the present power of attorney, soon as soon as reasonably practicable.

/s/ J. Mudde

Manager B: J. Mudde Date / Place: 11 May 2012, Luxembourg

PROXY

THE UNDERSIGNED, being a member of the Board of Managers of Koppers Luxembourg S.à r.l., a société à responsabilité limitée, organized under the laws of the Grand Duchy of Luxembourg with registered address at 46A, Avenue John F. Kennedy, L—1855 Luxembourg, a corporate capital of USD 19,950.00, and registered in the Luxembourg Register of Companies under the number B 106545 (the “Company”), do hereby constitute and appoint,

Mr. Steven R. Lacy

and

Mr. Leroy M. Ball,

or either of them, as true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 (b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

This proxy is governed by the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with the due performance of the power of attorney will be settled by the relevant courts of the City of Luxembourg. This proxy will expire if the general meeting of the shareholder of the Company with the above agenda shall not have been held ultimately on November 30, 2012.

The attorney will provide to the Company with a copy of any document signed in virtue of the present power of attorney, soon as soon as reasonably practicable.

/s/ R. van’t Hoeft

Manager B: R. van’t Hoeft Date / Place: 11 May 2012, Luxembourg

PROXY

THE UNDERSIGNED, being a member of the Board of Managers of Koppers Luxembourg S.à r.l., a société à responsabilité limitée, organized under the laws of the Grand Duchy of Luxembourg with registered address at 46A, Avenue John F. Kennedy, L—1855 Luxembourg, a corporate capital of USD 19,950.00, and registered in the Luxembourg Register of Companies under the number B 106545 (the “Company”), do hereby constitute and appoint,

Mr. Steven R. Lacy

and

Mr. Leroy M. Ball,

or either of them, as true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 (b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

This proxy is governed by the laws of the Grand Duchy of Luxembourg. Any disputes arising out of or in connection with the due performance of the power of attorney will be settled by the relevant courts of the City of Luxembourg. This proxy will expire if the general meeting of the shareholder of the Company with the above agenda shall not have been held ultimately on November 30, 2012.

The attorney will provide to the Company with a copy of any document signed in virtue of the present power of attorney, soon as soon as reasonably practicable.

/s/ M.P. Galliver

Manager B: M.P. Galliver Date / Place: 11 May 2012, Luxembourg

POWER OF ATTORNEY

Each of the undersigned directors and officers of Koppers Poland sp. z o.o., a commercial company established, registered and acting under the Laws of Poland, entered into the Entrepreneurs Registrar of the Country’s Court Register by the District Court for Szczecin-Centre in Szczecin 13th Economic Division with No. KRS 0000153342, Tax Identification No. (NIP) 852 102 34 33, Statistical Registration No. 810745026, share capital (fully-paid-in) of: PLN 1,700,000, do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts. Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/Kent Bo Svendsen	Member, Management Board	June 27, 2012
Kent Bo Svendsen

/s/ Christian Arndal Nielsen	Member, Management Board	June 27, 2012
Christian Arndal Nielsen

POWER OF ATTORNEY

Each of the undersigned directors and officers of Koppers Lambson Limited, a company incorporated in England and Wales, do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

This power of attorney and any non-contractual obligations arising out of or in connection with this power of attorney or its subject matter or formation shall be governed by, and construed in accordance with, English law.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNED AS A DEED by Walter W. Turner in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Walter W. Turner ) ) /s/ Donna J. Kissel Donna J. Kissel 436 Seventh Avenue Pittsburgh, PA 15219 Senior Executive Assistant

SIGNED AS A DEED by Leroy M. Ball, Jr. in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Leroy M. Ball, Jr. ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Brian H. McCurrie in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Brian H. McCurrie ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Donald E. Evans in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Donald E. Evans ) ) /s/ Susanne E. Ambagtsbeer Susanne E. Ambagtsbeer Schans 296 NL-1423 CD UITHOORN Secretary

SIGNED AS A DEED by Martin G. Williams in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Martin G. Williams ) ) /s/ Susan Earnshaw SUSAN EARNSHAW ORCHARD COTTAGE CHURCH LANE APPLEBY DN15 0AG EXECUTIVE ASSISTANT

SIGNED AS A DEED by Andrew E. P. Wieloch in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Andrew E.P. Wieloch ) ) /s/ Susan Earnshaw SUSAN EARNSHAW ORCHARD COTTAGE CHURCH LANE APPLEBY DRUIS OAE EXECUTIVE ASSISTANT

POWER OF ATTORNEY

Each of the undersigned directors and officers of Koppers UK Holding Limited, a company incorporated in England and Wales, do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

This power of attorney and any non-contractual obligations arising out of or in connection with this power of attorney or its subject matter or formation shall be governed by, and construed in accordance with, English law.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNED AS A DEED by Walter W. Turner in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Walter W. Turner ) ) /s/ Donna J. Kissel Donna J. Kissel 436 Seventh Avenue Pittsburgh, PA 15219 Senior Executive Assistant

SIGNED AS A DEED by Leroy M. Ball, Jr. in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Leroy M. Ball, Jr. ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Brian H. McCurrie in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Brian H. McCurrie ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Donald E. Evans in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Donald E. Evans ) ) /s/ Susanne E. Ambagtsbeer Susanne E. Ambagtsbeer Schans 296 1423 CD UITHOORN Secretary

SIGNED AS A DEED by	)
Martin G. Williams	) /s/ Martin G. Williams
)

in the presence of:-)

Signature of Witness	/s/ Susan Earnshaw

Name of Witness	Susan Earnshaw

Address of the Witness	ORCHARD COTTAGE CHURCH LANE

APPLEBY DN15 0AG

Occupation of the Witness	EXECUTIVE ASSISTANT

POWER OF ATTORNEY

Each of the undersigned directors and officers of Koppers UK Limited, a company incorporated in England and Wales, do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

This power of attorney and any non-contractual obligations arising out of or in connection with this power of attorney or its subject matter or formation shall be governed by, and construed in accordance with, English law.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNED AS A DEED by	)
Walter W. Turner	) /s/ Walter W. Turner
in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Donna J. Kissel Donna J. Kissel 436 Seventh Avenue Pittsburgh, PA 15219 Senior Executive Assistant

SIGNED AS A DEED by Leroy M. Ball, Jr. in the presence of:-	) ) /s/ Leroy M. Ball Jr. ) )

Signature of Witness	/s/ Stephanie L. Apostolou

Name of Witness	Stephanie L. Apostolou

Address of the Witness	436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

Occupation of the Witness	Corporate Counsel

SIGNED AS A DEED by Brian H. McCurrie in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Brian H. McCurrie ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Donald E. Evans	) ) /s/ Donald E. Evans ) )
in the presence of:-

Signature of Witness	/s/ Susanne E. Ambagtsbeer

Name of Witness	Susanne E. Ambagtsbeer

Address of the Witness	Schans 296

NL-1423 CD UITHOORN

Occupation of the Witness	Secretary

SIGNED AS A DEED by Martin G. Williams in the presence of:-	) ) /s/ Martin G. Williams ) )

Signature of Witness	/s/ Susan Earnshaw

Name of Witness	Susan Earnshaw

Address of the Witness	ORCHARD COTTAGE CHURCH LANE

APPLEBY DN15 0AG

Occupation of the Witness	EXECUTIVE ASSISTANT

POWER OF ATTORNEY

Each of the undersigned directors and officers of Koppers UK Transport Limited, a company incorporated in England and Wales, do hereby constitute and appoint Steven R. Lacy and Leroy M. Ball, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

This power of attorney and any non-contractual obligations arising out of or in connection with this power of attorney or its subject matter or formation shall be governed by, and construed in accordance with, English law.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNED AS A DEED by Walter W. Turner in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Walter W. Turner ) ) /s/ Donna J. Kissel Donna J. Kissel 436 Seventh Avenue Pittsburgh, PA 15219 Senior Executive Assistant

SIGNED AS A DEED by Leroy M. Ball, Jr. in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Leroy M. Ball Jr. ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219 Corporate Counsel

SIGNED AS A DEED by Brian H. McCurrie in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Brian H. McCurrie ) ) /s/ Stephanie L. Apostolou Stephanie L. Apostolou 436 Seventh Avenue Pittsburgh, Pennsylvania 15219
SIGNED AS A DEED by Donald E. Evans in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Donald E. Evans ) ) /s/ Susanne E. Ambagtsbeer Susanne E. Ambagtsbeer Schans 296 NL-1423 CD UITHOORN Secretary
SIGNED AS A DEED by Martin G. Williams in the presence of:- Signature of Witness Name of Witness Address of the Witness Occupation of the Witness	) ) /s/ Martin G. Williams ) ) /s/ Susan Earnshaw Susan Earnshaw ORCHARD COTTAGE CHURCH LANE APPLEBY DN15 0AG EXECUTIVE ASSISTANT

POWER OF ATTORNEY

The undersigned:

1.	Koppers Netherlands BV, a private company with limited liability organized under the laws of The Netherlands, having its principal place of business at Molenlaan 30, (1422 ZA) Uithoorn, The Netherlands, and listed in the Commercial Register registered of the Chamber of Commerce and Industry for Amsterdam, The Netherlands under number 33158129;

2.	Mr. Ronny Jellema, born in Velsen, The Netherlands, on 28 November 1954 (hereinafter: “Mr. Jellema”);

3.	Koppers Ventures LLC, a private company with limited liability having its principal place of business at 436 Seventh Avenue, Pittsburgh, PA 15219, The United States of America, and registered with the Secretary of State of Delaware, The United States of America, under number 4784301;

4.	Mr. Donald Edwin Evans, born in Miami, United States of America, on 21 Februari 1965 (hereinafter: “Mr. Evans”);

5.	Mr. Jeroen Volgering, functioning as principal accounting officer and principal financial officer of Koppers Netherlands BV, Koppers International BV and of BV Tankrederij J.A. van Seumeren on the date hereof (hereinafter: “Mr. Volgering”);

6.	Mr. Martin Glyn Williams, functioning (inter alia) as principal financial officer and principal accounting officer of Koppers World-Wide Holdings CV on the date hereof (hereinafter: “Mr. Williams”);

7.	Mr. Brian Howley Mc Currie, born in Pennsylvania, The United States of America, on 16 January 1961 (hereinafter: “Mr. Mc Currie”);

all undersigned mentioned under 1 to 7 hereinafter jointly referred to as: the “Undersigned”,

Whereas:

-

Koppers Netherlands BV is the sole member of the management board of BV Tankrederij J.A. van Seumeren, a private company with limited liability, having its statutory seat in Uithoorn, The Netherlands, and its principal place of business in (1422 ZA) Uithoorn, The Netherlands, at Molenlaan 30, and listed in the Commercial Register of the Chamber of Commerce and

Industry for Amsterdam, The Netherlands, under number 24113582 (hereinafter: “Tankrederij van Seumeren”);

-	Mr. Ronny Jellema holds the following positions: (i) sole member of the management board of Koppers Netherlands BV and (ii) principal executive officer of Koppers Netherlands BV and Tankrederij van Seumeren;

-	Koppers Ventures LLC is general partner (in Dutch: “beherend vennoot”) of Koppers World-Wide Holdings CV, a partnership organized under the law of the Netherlands, with its principal place of business at 436 Seventh Avenue, Pittsburgh, PA 15219, The United States of America, and listed in the Commercial Register of the Chamber of Commerce and Industry for Amsterdam, The Netherlands, under number 24113582;

-	Mr. Evans holds the following positions: (i) member of the management board of Koppers International BV, a private company with limited liability, having its statutory seat in Amsterdam, The Netherlands, and its principal place of business in (1422 ZA) Uithoorn, The Netherlands, at Molenlaan 30, and listed in the Commercial Register of the Chamber of Commerce and Industry for Amsterdam, The Netherlands, under number 34299892, (ii) member of the supervisory board of Koppers Netherlands BV and (iii) principal executive officer of Koppers International BV and Koppers World-Wide Holdings CV;

-	Mr. Volgering is principal accounting officer as well as principal financial officer of Koppers Netherlands BV, Koppers International BV and of Tankrederij van Seumeren;

-	Mr. Williams holds the following positions: (i) principal financial officer and principal accounting officer of Koppers World-Wide Holdings CV and (ii) member of the supervisory board of Koppers Netherlands BV;

-	Mr. Mc Currie is member of the supervisory board of Koppers Netherlands BV;

-	Koppers Netherlands BV, Koppers International BV, Tankrederij van Seumeren and Koppers World-Wide Holdings CV are hereinafter jointly also referred to as: the “Entities”;

-

it has been proposed to have the Undersigned execute and file, or cause to be executed and filed, on their behalf, with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), of an automatically effective universal shelf registration statement on Form S-3 (the “Shelf Registration Statement”) in order to register the offering, on a delayed or continuous basis, of an indeterminate amount of certain securities of Koppers Holdings Inc. (“Holdings”) or Koppers Inc. (“Koppers”), of which the Entities are subsidiaries, and guarantees (the “Guarantees”) by the Entities and certain other subsidiaries of Holdings and Koppers of an indeterminate amount of senior or subordinated debt securities which may be offered from time to time by Holdings or Koppers, in each case as described in the Shelf Registration Statement, as it may be amended and/or supplemented from time to time;

-	pursuant to the Securities Act, the Shelf Registration Statement must (inter alia) be executed by (a majority of) the respective managing directors, by the supervisory directors (if any) as well as by the principal financial officer and the principal accounting officer of the Entities, all on their own behalf;

-	to this effect it is purported to have the Undersigned render a power of attorney to: (i) Mr. Steven Robert Lacy, born in Ohio, The United States of America, on 21 January 1956 and to (ii) Mr. Leroy Mangus Ball, born in Pittsburgh, The United States of America, on 29 May 1968;

Declare to give power of attorney to:

(i) Mr. Steven Robert Lacy, born in Ohio, United States of America, on 21 January 1956; and

(ii) Mr. Leroy Mangus Ball, born in Pittsburgh, United States of America on 29 May 1968, jointly or each separately,

On behalf of the undersigned:

(i) to act as the Undersigned’s true and lawful attorneys, with full power of substitution and re-substitution in each, and in this respect (ii) to do any and all acts and things in their names and on their behalf (not on behalf of the Entities) in their respective capacity as managing director, supervisory director and/or officer of any of the Entities and to execute any and all instruments on their behalf and in the same capacity, which said attorneys, or either of them, may deem necessary or advisable to enable the Entities, as applicable, to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Shelf Registration Statement, including specifically, but without limitation, power and authority to execute and file, on their behalf for them or any of them in their names and in the respective capacity stated in the recitals hereto, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the Undersigned does hereby ratify and confirm all that said attorneys, or either of them or any substitute, shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in any number of counterparts.

/s/ Ronny Jellema	/s/ Ronny Jellema
Koppers Netherlands BV By: Mr. Ronny Jellema Its: Managing Director	Mr. Ronny Jellema

/s/ Brian H. McCurrie	/s/ Donald Edwin Evans
Koppers Ventures LLC By: Mr. Brian H. McCurrie Its: President and Chairman of Board of Managers	Mr. Donald Edwin Evans

/s/ Jeroen Volgering	/s/ Martin Glyn Williams
Mr. Jeroen Volgering	Mr. Martin Glyn Williams

/s/ Brian Howley Mc Currie
Mr. Brian Howley Mc Currie